UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

BABFX

Annual Report

December 31, 2017

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

BREAD & BUTTER FUND

SHAREHOLDER LETTER

DECEMBER 31, 2017 (UNAUDITED)

Dear Fellow Shareholders,

The Bread & Butter Fund achieved a return of 11.26% with dividend and capital gains reinvested for the twelve-month period ending December 31, 2017 against a return of the S&P 500 index without and with dividends reinvested of 19.42% and 21.83% respectively. A good portion of the underperformance was due to our sizeable cash position which is a result of few undervalued opportunities especially for quality companies.

The Fund continues to strongly adhere to the Contrarian Value investment strategy which is an absolute value approach not a relative value approach. The difference is our Fund seeks absolute undervalued priced investments using numerous financial metrics such as price to free cashflow, cashflow, sales, earnings and book value. I maintain a data base of high quality companies as well as companies that offer absolute value. What I am finding is that the quality companies are priced at premiums to even future earnings since many investors have universally recognized them. The opportunity to buy these quality companies at reasonable prices has been difficult as the stock market has not corrected ten percent in nearly two years. Usually the only time quality goes on sale is in periods of investor panic, industry and or company specific issues or deep corrections. I continue to analyze numerous absolute value priced securities but find many are value traps so I sit in cash which is at 33% as of the end of 2017. All options are on the table as I look at junk bonds, but here again spreads to treasuries are near record lows offering little value. As volatility picks up it may give the Fund an opportunity to be extra nimble and capture some security price movements and inefficiencies for short term gains.

The main contributors to Fund performance over the six-month period ending December 31, 2017 is 22nd Century Group, Tyson Foods, Dawson Geophysical and Bank of America. The main detractors to Fund performance over the same period was Philip Morris, Chipmos Technologies, Natuzzi and AIG.

Over the six-month period ending December 31, 2017, the Fund purchased new stock in Fannie Mae preferred shares.  It is my belief that the current administration will come up with a reasonable solution to reform the GSEs and preserve the stability of housing finance and the thirty-year mortgage.  Fannie Mae is in conservatorship at this time awaiting a political solution. The company is extremely profitable and successfully providing liquidity to the mortgage market. The preferred stock of Fannie Mae in my analysis provides the best vehicle to invest in the company offering more security in the capital structure. The preferred stocks were purchased at over a 75% discount to the par value.

Over the six-month period ending December 31, 2017, the Fund sold stock in Cardinal Health and a partial position in Amerisourcebergen.

The Fund’s activity has slowed dramatically as the scarcity of undervalued investment opportunities has dried up due to high valuations. Time and time again after concluding a security analysis I ask the simple question, if you could purchase the entire company at the current price would you do it? In the current market the answer is usually no since potential future return is inadequate and lack of a margin of safety. However, recent

1

BREAD & BUTTER FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

market volatility has increased a bit after a long period of near record low volatility. Our hope is that investment opportunities will be offered by the market.  Professional investors have gone all in as mutual fund cash positions hit a record all-time low of 3.3% as they try to compete against fully invested passive index funds that continue to move upward along with the market indices. The fear of missing out on further gains has become a stronger influence than the risk of loss.  As a result, Index funds and ETFs are getting the lion share of incoming new asset inflows.

I feel comfortable with our current portfolio holdings in the Fund and believe they offer good risk adjusted returns going forward.  Our largest holdings such as Berkshire Hathaway, Tyson Foods and Philip Morris have grown since initial purchase and will not have the same upside, but do offer reasonable forward returns. Unless a much better opportunity comes along, I expect these core holdings will be in the Fund barring any fundamental changes to their outlook.

Some Market Observations

In the chart below, the broad stock market Wilshire 5000 index to GDP (Gross Domestic Product) just surpassed an all-time high valuation at 137%. Just three years ago, I posted the same graph where the valuation was at 119.3%. It just shows that this indicator can remain at an elevated historical level for quite some time. However, it also shows that record levels are normally followed by a market peak or downturn and to believe otherwise one would have to believe it is different this time.  Through my ongoing analysis of individual securities, it does confirm that there are fewer undervalued opportunities for investment. Can this indicator go even higher? It sure can. According to the CEO of TD Ameritrade, a major discount broker, retail client average daily trading activity increased 46% from 2016 to 2017.  Even in January 2018 the average daily trading surged above 2017 levels. So aggressive speculative activity has taken hold at least by the retail clients of TD Ameritrade. It does make sense for investors to stick with their investment strategy and avoid chasing performance or the hot investment at the moment based on the history of this indicator and the high valuations present in the market.

ADVISOR PERSPECTIVES
A Buffett Indicator Variant: Wilshire 5000 to GDP
dshort.com
February 2018
Q4 Advance Estimate
Mean
Ratio
Numerator: The Wilshire 5000 Stock Index
Denominator: Nominal Quarterly GDP
80.9%
34.6%
136.5%
72.6%
104.9%
56.8%
137.0%
160%
140%
120%
100%
80%
60%
40%
20%
0%
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020

BREAD & BUTTER FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

Thank you for your continued support and investment in the Fund. If you have any questions or comments do not hesitate to call or email the Fund.

Respectfully Submitted,

James Potkul

President and Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2017, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

BREAD & BUTTER FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2017 (UNAUDITED)

Top Ten Holdings *
(% of Net Assets)

Berkshire Hathaway, Inc. - Class B	12.98%
Tyson Foods, Inc. - Class A	10.11%
Philip Morris International, Inc.	6.59%
22nd Century Group, Inc.	5.24%
General Motors Co.	5.11%
Fannie Mae Preferred Stocks (a)	4.54%
American International Group, Inc.	3.72%
Gilead Sciences, Inc.	3.57%
Johnson & Johnson	3.49%
Bank of America Corp.	2.76%
58.11%

Asset Allocation
(% of Net Assets)

Money Market Fund	17.96%
Diversified Holding Cos.	12.98%
Consumer Products	11.83%
Meat Packing Plants	10.11%
Motor Vehicles & Passenger Car Bodies	5.11%
Preferred Securities	4.54%
Insurance	3.72%
Biological Products	3.57%
Healthcare Pharmaceutical	3.49%
National Commercial Banks	2.76%
Wholesale Drugs, Proprietaries	2.29%
Semiconductors & Related Devices	2.06%
Oil & Gas Field Exploration Services	1.86%
Real Estate	1.58%
Household Furniture	1.00%
Other Assets Less Liabilities, Net	15.14%
100.00%

* Top Ten Holdings does not include the Money Market Fund.

(a) Includes the total of Fannie Mae preferred stocks.

Please refer to the Schedule of Investments for more information.

BREAD & BUTTER FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments. Sectors are based on Morningstar® classifications.

Money Market Fund
21.16%
Preferred Securities
5.35%
Real Estate
1.87%
Technology
2.43%
Consumer Cyclical
7.20%
Consumer Defensive
19.68%
Energy
2.19%
Financial Services
22.93%
Healthcare
17.19%

BREAD & BUTTER FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Bread & Butter Fund

Comparison of the Change in Value of a $10,000 Investment in the Bread & Butter Fund and the S&P 500 Index.

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
10/31/2005
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
Bread & Butter Fund $17,006
S&P 500 $28,663 **

Average Annual Total Returns (a)	1 Year	5 Year	10 Year	Since Inception
(for periods ended December 31, 2017)
Bread & Butter Fund *	11.26%	5.63%	4.61%	4.46%
S&P 500 (with dividends reinvested) **	21.83%	15.79%	8.50%	9.04%
S&P 500 (without dividends reinvested)	19.42%	13.40%	6.18%	7.08%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005.  The performance graph above only includes a dividends reinvested comparison. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Shares		Value

COMMON STOCKS - 62.36%

Biological Products - 3.57%
800	Gilead Sciences, Inc.	$ 57,312

Consumer Products - 11.83%
30,000	22nd Century Group, Inc. *	84,000
1,000	Philip Morris International, Inc.	105,650
		189,650
Diversified Holding Cos. - 12.98%
1,050	Berkshire Hathaway, Inc. - Class B *	208,131

Healthcare-Pharmaceutical - 3.49%
400	Johnson & Johnson	55,888

Household Furniture - 1.00%
10,000	Natuzzi Spa ADR *	16,000

Insurance - 3.72%
1,000	American International Group, Inc.	59,580

Meat Packing Plants - 10.11%
2,000	Tyson Foods, Inc. - Class A	162,140

Motor Vehicles & Passenger Car Bodies - 5.11%
2,000	General Motors Co.	81,980

National Commercial Banks - 2.76%
1,500	Bank of America Corp.	44,280

Oil & Gas Field Exploration Services - 1.86%
6,000	Dawson Geophysical Co. *	29,820

Real Estate - 1.58%
400	Consolidated Tomoka Land Co.	25,400

Semiconductors & Related Devices - 2.06%
1,871	Chipmos Technologies, Inc. ADR *	33,023

Wholesale-Drugs, Proprietaries - 2.29%
400	AmerisourceBergen Corp.	36,728

TOTAL COMMON STOCKS (Cost $471,562) - 62.36%		999,932

* Non-income producing securities during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Shares		Value

PREFERRED SECURITIES - 4.54%
300	Fannie Mae Pref Shares, Series N, 5.50% *	$ 3,987
6,000	Fannie Mae Pref Shares, Series R, 7.625% *	44,100
3,000	Fannie Mae Pref Shares, Series T, 8.25% *	24,720
TOTAL PREFERRED SECURITIES (Cost $59,302) - 4.54%		72,807

MONEY MARKET FUND - 17.96%
287,898	Fidelity Institutional Treasury Only Money Market - Class I 1.11% **	287,898
TOTAL MONEY MARKET FUND (Cost $287,898) - 17.96%		287,898

TOTAL INVESTMENTS (Cost $818,762) - 84.86%		1,360,637

OTHER ASSETS LESS LIABILITIES, NET - 15.14%		242,804

NET ASSETS - 100.00%		$1,603,441

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2017.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

Assets:
Investments in Securities, at Value (Cost $818,762)	$ 1,360,637
Cash	244,030
Receivables:
Dividends and Interest	1,478
Total Assets	1,606,145
Liabilities:
Due to Adviser	284
Accrued Expenses	2,420
Total Liabilities	2,704

Net Assets	$ 1,603,441

Net Assets Consist of:
Common Stock, at $0.0001 par value	$ 111
Paid In Capital	1,061,455
Unrealized Appreciation in Value of Investments	541,875
Net Assets, for 111,307 Shares Outstanding	$ 1,603,441

Net Asset Value Per Share	$ 14.41

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

Investment Income:
Dividends (net of $0 of foreign tax withheld)	$ 17,362
Interest	3,596
Total Investment Income	20,958

Expenses:
Advisory	15,207
Transfer Agent	6,000
Custody	3,600
Professional	10,600
Insurance	406
Registration	3,262
Quote and Fees	3,900
Software	439
State & Local Taxes	750
Printing & Postage	271
Other Expenses	901
Total Expenses	45,336
Less fees waived and expenses reimbursed by Advisor	(14,923)
Net Expenses	30,413

Net Investment Loss	(9,455)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	33,816
Net Change in Unrealized Appreciation on Investments	138,378
Realized and Unrealized Gain on Investments	172,194

Net Increase in Net Assets Resulting from Operations	$ 162,739

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2017	12/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (9,455)	$ (10,837)
Realized Gain on Investments	33,816	52,946
Unrealized Appreciation on Investments	138,378	49,262
Net Increase in Net Assets Resulting from Operations	162,739	91,371

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(33,816)	(50,759)
Total Distributions Paid to Shareholders	(33,816)	(50,759)

Capital Share Transactions	(3,984)	30,815

Total Increase in Net Assets	124,939	71,427

Net Assets:
Beginning of Year	1,478,502	1,407,075

End of Year (Including Undistributed Net Investment Income (Loss) of $ -, and $ -, respectively)	$ 1,603,441	$1,478,502

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013

Net Asset Value, at Beginning of Year	$ 13.23	$ 12.86	$ 14.50	$ 14.57	$ 12.22

Income From Investment Operations:
Net Investment Loss *	(0.09)	(0.10)	(0.15)	(0.15)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.58	0.94	(1.09)	0.42	2.44
Total from Investment Operations	1.49	0.84	(1.24)	0.27	2.35

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	(0.31)	(0.47)	(0.40)	(0.34)	-
Total Distributions	(0.31)	(0.47)	(0.40)	(0.34)	-

Net Asset Value, at End of Year	$ 14.41	$ 13.23	$ 12.86	$ 14.50	$ 14.57

Total Return **	11.26%	6.52%	(8.59)%	1.82%	19.23%

Net Assets at End of Year (Thousands)	$ 1,603	$ 1,479	$ 1,407	$ 1,670	$ 1,678

Ratio of Expenses to Average Net Assets
Before Waivers	2.98%	2.99%	2.87%	2.69%	2.88%
After Waivers	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets
After Waivers	(0.62)%	(0.75)%	(1.09)%	(0.99)%	(0.66)%

Portfolio Turnover	5.84%	19.06%	16.05%	11.33%	19.90%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $0.001 par value common stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and New Jersey State, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Cash and Cash Equivalents:  The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $9,455 from net investment loss to paid-in-capital for the year ended December 31, 2017. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Indemnification: In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2018 to reimburse the Fund for expenses that exceed 2.00% per year of the average total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting/audit fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, registration fees, postage, printing and supplies, transfer agent and custodian fees.  For the year ended December 31, 2017, the Adviser earned $15,207 pursuant to the advisory agreement.  The Adviser waived $14,923 in advisory fees for the year ended December 31, 2017.   At December 31, 2017, the Fund owed the Adviser $284 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2017 were $59,302 and $157,815, respectively.

NOTE 4. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred securities). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2017:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 999,932	$ -	$ -	$ 999,932
Preferred Securities	-	72,807	-	72,807
Money Market Fund	287,898	-	-	287,898
	$ 1,287,830	$ 72,807	$ -	$ 1,360,637

* Industry classifications for these categories are detailed on the Fund's Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended December 31, 2017. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2017. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of December 31, 2017, there were 100,000,000 shares of $0.001 per value common stock authorized.  The total par value and paid-in capital totaled $1,061,566. Transactions in capital stock were as follows for the years ended December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	223	$ 3,000	312	$ 4,244
Shares reinvested	2,343	33,816	3,822	50,759
Shares redeemed	(3,005)	(40,800)	(1,788)	(24,188)
Total increase (decrease)	(439)	$ (3,984)	2,346	$ 30,815

NOTE 6.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$541,875
Undistributed Realized Gains	-
Undistributed Ordinary Income	-
Total Distributable Earnings, Net	$541,875

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

As of December 31, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$  550,900

Gross unrealized depreciation on investment securities

      (9,025)

Net unrealized appreciation on investment securities

$  541,875

Tax Cost of investment securities, including short-term investments   $  818,762

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP.

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

   2017

   2016

Long-term capital gain

$33,816

$50,759

NOTE 7.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2017, the Potkul Family, in aggregate, owned approximately 36% of the Fund, and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Bread and Butter Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bread and Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two- year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Bread and Butter Fund, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

February 24, 2018

BREAD & BUTTER FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

   Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2017	December 31, 2017	July 1, 2017 through December 31, 2017

Actual	$1,000.00	$1,065.12	$10.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

DIRECTORS AND OFFICERS

DECEMBER 31, 2017 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age, Address (a)	Position, Term & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Donald J. McDermott Age: 87	Director, Chairman of the Board 1 Year 12 Years	Retired Professor at Essex County College
Frank J. Figurski Age: 54	Director 1 Year 12 Years	Technical Account Manager, External IT; Operations Engineer, Synchronoss Technologies, Inc.; Global Systems Engineer, Sanofi-Aventis Inc.
Theodore J. Moskala Age: 53	Director 1 Year 12 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age, Address (a)	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 51	Director, Secretary 1 Year 12 Years	Director – Healthcare Economics Policy & Reimbursement at Medtronic Plc.; Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson
James B. Potkul Age: 54	President and Chief Investment Officer & Compliance Officer of Fund 1 Year 12 Years	President and Chief Investment Officer Potkul Capital Mgt. LLC.

(a) 3633 Hill Road, Parsippany, NJ 07054.

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

The Directors received no fees for the year ended December 31, 2017.

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2017 (UNAUDITED)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Road 3rd Flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

a. The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

b. Reserve

c. The registrant has not made any amendments to its code of ethics during the covered period.

d. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

e. Reserve

f. A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-888-476-8585 or by mail 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  The registrant does not feel the absence of a financial expert impacts the ability of the directors to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all officers and directors is adequate together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns.

(a)

Audit Fees

FY 2017    $9400

FY 2016    $9400

(b)

Audit Related Fees     Registrant         Adviser

FY 2017              $0                    $0

FY 2016              $0                    $0

(c)

Tax Fees                     Registrant         Adviser

FY 2017            $1900                $0

FY 2016            $1900                $0

Nature of the Fees:  Preparation of tax returns

(d)

All Other Fees         Registrant         Adviser

FY 2017            $0                   $0

FY 2016            $0                   $0

(e)

(1)  Audit committee pre-approval policies

           The directors have not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)  None.

(f)

Not applicable.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

                                               Registrant              Adviser

FY 2017            $1900                    $0

FY 2016            $1900                    $0

(h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By  /s/ James B. Potkul

       James B. Potkul

       President/Principal Financial Officer

Date:  March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ James B. Potkul

       James B. Potkul

       President/Principal Financial Officer

Date:  March 1, 2018